united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

James Ash

c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

Investment Adviser
North Country Investment Advisers, Inc.
250 Glen Street
Glens Falls, NY 12801

Administrator and
Fund Accountant
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Investor Information: (888) 350- 2990

The North Country Funds

Equity Growth Fund
Intermediate Bond Fund

Annual Report
November 30, 2016

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds
ANNUAL REPORT

November 30, 2016

ECONOMIC SUMMARY

With an uptick in U.S. Gross Domestic Product (GDP) for the third quarter to 2.9% from a dismal Q1 0.8% and Q2 1.4%, combined with the sudden increased optimism following the Trump Presidential victory, the outlook for the economy and the markets has turned markedly positive. Economic data has improved somewhat recently compared to the ever so slight improvements we had been seeing for many months. These positive contributions to the economy could very well be the spark that investors have been waiting. With markets holding steady near their all-time highs we remain encouraged for the prospects of continued improvements into 2017. The Federal Reserve Open Market Committee’s GDP forecast for 2017 is 1.6%-2.4% and their longer-run forecast for the U.S. economy is 1.8%-2.0%.

Interest rate futures imply an increased likelihood that the Federal Reserve will raise interest rates in December of 2016, and this is in line with consensus forecasts. Federal Funds probabilities indicate the next Federal Reserve Open Market Committee (FOMC) rate hike, after December of 2016, is likely to occur in June or July of 2017. Recent FOMC comments continue to indicate that the pace of any future increases will be slow.

Inflation remains modest; however both the Consumer Price Index and Personal Consumption Expenditure Index measures of inflation have risen on a month-to-month and year-to-year basis. For the one year period ending September 30, 2016 the Personal Consumption Expenditure deflator rose 1.20% and the Personal Consumption Expenditure Core Index rose 1.7% for the same period. The September 2016 Consumer Price Index was reported at 1.50% year-over-year, compared to 1.1% in August. Labor market conditions remain positive with 161,000 new jobs added to non-farm payrolls in October. The unemployment rate was unchanged at 4.9%, while the participation rate declined from 62.9% to 62.8%.

Wage Pressure remains modest. However, wages may be beginning to show a modest upward trend with October’s average hourly earnings up 2.8% year-over-year. The average hourly work week was unchanged in October at 34.4 hours.

The Equity Growth Fund

For the six months and one year ended November 30, 2016 the North Country Equity Growth Fund returned 4.65% and 2.33% while the S&P 5001 returned 6.01% and 8.06% respectively. On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth

[1]	The S&P 500 is an unmanaged market capitalization-weighted index of common stocks. You cannot invest directly in an index.

Fund were 7.08%, 12.50% and 5.37% versus the S&P 500 at 9.07%, 14.45% and 6.89% respectively.

The Equity Fund began the fiscal year in December of 2015 with an over-weight, relative to the S&P 500 in the consumer discretionary, healthcare and information technology sectors. We carried a marketweight in the financials, industrials, and material sectors. The telecommunications, utility, energy and consumer staples sectors were at an underweight.

In March 2016, the healthcare sector was reduced to a marketweight from an overweight and the energy sector was increased from an underweight to marketweight. Healthcare was reduced due to valuations and potential political and regulatory headwinds facing the industry. We raised energy to a market weight due to valuations and signs that oil prices were bottoming. Earnings estimates were increasing and the sector offered attractive dividend yields.

In November 2016, the industrial sector was increased from an underweight to marketweight. Valuations were attractive and the sector stands to benefit from a potential increase in infrastructure spending in the U.S.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned -0.35% for the six month period ending November 30, 2016; while its benchmark, the Barclays U.S. Aggregate Bond Index2 returned -0.92%. Effective April 1, 2015, the North Country Intermediate Bond Fund changed its benchmark from the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index to the Barclays U.S. Aggregate Bond Index The North Country Intermediate Bond Fund had annualized total returns for the one year, three year, five year and ten year periods ending November 30, 2016 of 1.25%, 1.37%, 1.73% and 2.72% while the Barclays U.S. Aggregate Bond Index returned 2.17%, 2.79%, 2.43% and 4.27% for the respective time periods. The returns of the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index for the one year, three year, five year and ten year periods ending November 30, 2016 were 1.28%, 1.71%, 1.73% and 3.53% for the respective time periods.

The North Country Intermediate Bond Fund outperformed its benchmark for the six-month and one year period ending November 30, 2016 due to an average maturity than its benchmark in a time period where interest rates rose in general and as credit spreads narrowed. The North Country Intermediate Bond Fund underperformed it benchmark for one year period ending November 30, 2016 as The North Country Intermediate Bond Fund had sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, and attractive yields in corporate bonds relative to U.S. Treasuries.

[2]	The Barclays US Aggregate Bond Index measures a broad spectrum of U.S. investment grade taxable fixed income securities including treasury, agency, corporate, mortgage-backed, asset backed and international dollar denominated issues with maturities of 1 year or more. Effective April 1, 2015 the fund changed its benchmark to the Barclays US Aggregate Bond Index.

For the three year and five year periods ending November 30, 2016 the North Country Intermediate Bond Fund underperformed its benchmark as we sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.

The relative investment performance for the ten-year period ending November 30, 2016 was impacted by the fund maintaining a shorter than benchmark duration during the period from November 2006 into the first quarter of 2007, when the yield curve was at first flat and then inverted. These occurrences negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted. Additionally, an overweight in corporate bonds relative to our benchmark during the credit crisis, and a widening of credit spreads during that time frame, detracted from our relative performance.

Equity Growth Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	1.03%

Intermediate Bond Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.82%

Average Annual Total Returns as of September 30, 2016 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	9.95%	14.32%	5.69%

North Country Intermediate Bond Fund	4.30%	2.40%	3.17%

Average Annual Total Returns as of November 30, 2016 (Fiscal Year-End)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	2.33%	12.50%	5.37%

North Country Intermediate Bond Fund	1.25%	1.73%	2.72%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as November 30, 2016 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

5708-NLD-12/20/2016

North Country Equity Growth Fund Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2016

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	2.33%	12.50%	5.37%
S&P 500	8.06%	14.45%	6.89%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2016

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	1.25%	1.73%	2.72%
BofAML Corp/Govt. 1-10 year Index	1.28%	1.73%	3.53%
Barclays Aggregate Bond Index	2.17%	2.43%	4.27%

The Bank of America Merrill Lynch Corporate/Government 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years. The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark. The indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund Portfolio Summary November 30, 2016

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	94.8%	Airlines	1.6%
Internet	14.8%	Healthcare-Services	1.6%
Banks	12.4%	Miscellaneous Manufacturing	1.3%
Retail	6.8%	Beverages	1.2%
Pharmaceuticals	6.2%	Oil & Gas Services	1.2%
Diversified Finanancial Services	5.9%	Auto Manufacturers	1.1%
Software	5.8%	Cosmetics/Personal Care	1.1%
Oil & Gas	5.6%	Electronics	0.9%
Biotechnology	4.7%	Machinery-Diversified	0.9%
Computers	3.7%	Chemicals	0.8%
Transportation	3.5%	Commercial Services	0.8%
Building Materials	2.8%	Healthcare-Products	0.7%
Food	2.4%	Electric	0.5%
Media	2.4%	Telecommunications	0.2%
Insurance	2.0%	Money Market Fund	5.1%
Apparel	1.9%	Other assets in excess of liabilities	0.1%
		Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Amazon.com, Inc.	4.4%	Microsoft Corp.	2.5%
Facebook, Inc.	3.9%	Alphabet, Inc. - Class A	2.2%
Visa, Inc.	3.9%	JPMorgan Chase & Co.	2.1%
Apple, Inc.	3.7%	Berkshire Hathaway, Inc.	2.0%
Alphabet, Inc. - Class C	2.6%	FedEx Corp.	1.8%

North Country Intermediate Bond Fund Portfolio Summary November 30, 2016

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	57.2%	Transportation	1.0%
Banks	15.1%	Electrical Components & Equipment	0.7%
Telecommunications	8.0%	Healthcare-Products	0.7%
Oil & Gas	7.0%	Iron / Steel	0.7%
Chemicals	3.2%	Oil & Gas Services	0.7%
Insurance	2.7%	Miscellaneous Manufacturering	0.6%
Aerospace / Defense	2.3%	Household Products/Wares	0.6%
Software	2.3%	Beverages	0.6%
Retail	2.3%	Media	0.3%
Electric	1.6%	Diversified Financial Services	0.3%
Pharmaceutical	1.6%	Biotechnology	0.3%
Food	1.3%	U.S. Government Agency Obligations	39.2%
Computers	1.3%	Government Agencies	39.2%
Semiconductors	1.0%	Money Market Fund	2.9%
Healthcare-Services	1.0%	Other Assets Less Liabilites	0.7%
		Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Federal Home Loan Bank, 2.795, due 10/17/2023	2.6%
Federal Home Loan Bank, 2.5%, due 12/9/2022	2.6%
Federal National Mortgage Association, 2.625%, due 9/6/2024	2.6%
Federal Farm Credit Bank, 2.6%, due 5/26/2026	2.6%
Wells Fargo & Co 3.45%, due 2/13/2023	2.5%
Federal Farm Credit Bank, 2.35%, due 8/14/2024	2.5%
Federal National Mortgage Association 2.125%, due 4/24/2026	2.4%
AT&T, Inc. 3.0%, due 2/15/2022	2.3%
Federal National Mortgage Association 1.625% due 11/27/2018	1.9%
Federal Home Loan Mortgage Corp. 2.0%, due 12/10/2021	1.9%

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND SCHEDULE OF INVESTMENTS
November 30, 2016

		Fair
Shares		Value
COMMON STOCK - 94.8%
Airlines - 1.6%
40,000	Southwest Airlines Co.	$1,864,400

Apparel - 1.9%
45,500	Under Armour, Inc. - Class A *	1,401,400
34,999	Under Armour, Inc. - Class C *	902,274
		2,303,674
Auto Manufacturers - 1.1%
7,000	Tesla Motors, Inc. *	1,325,800

Banks - 12.4%
100,385	Bank of America Corp.	2,120,131
25,000	BB&T Corp.	1,131,250
20,000	Capital One Financial Corp.	1,680,800
10,000	Goldman Sachs Group, Inc.	2,192,900
32,000	JPMorgan Chase & Co.	2,565,440
50,000	Morgan Stanley	2,068,000
32,300	US BanCorp.	1,602,726
30,000	Wells Fargo & Co.	1,587,600
		14,948,847
Beverages - 1.2%
14,200	PepsiCo, Inc.	1,421,420

Biotechnology - 4.7%
12,500	Amgen, Inc.	1,800,875
6,000	Biogen, Inc. *	1,764,420
11,000	Celgene Corp. *	1,303,610
10,000	Gilead Sciences, Inc.	737,000
		5,605,905
Building Materials - 2.8%
55,000	Masco Corp.	1,740,750
12,500	Vulcan Materials Co.	1,570,625
		3,311,375
Chemicals - 0.8%
8,000	International Flavors & Fragrances, Inc.	968,400

Commercial Services - 0.8%
25,000	PayPal Holdings, Inc. *	982,000

Computers / Network Products - 3.7%
40,000	Apple, Inc.	4,420,800

Cosmetics/Personal Care - 1.1%
15,500	Procter & Gamble Co.	1,278,130

Diversified Financial Services - 5.9%
3,570	BlackRock, Inc.	1,323,720
20,000	Intercontinental Exchange, Inc.	1,108,000
60,000	Visa, Inc.	4,639,200
		7,070,920
		Fair
Shares		Value

Electric - 0.5%
5,000	NextEra Energy, Inc.	$571,150

Electronics - 0.9%
10,000	Honeywell International, Inc.	1,139,400

Food - 2.4%
20,000	General Mills, Inc.	1,218,800
50,000	Kroger Co.	1,615,000
		2,833,800
Healthcare-Products - 0.7%
7,500	Stryker Corp.	852,450

Healthcare-Services - 1.6%
12,500	UnitedHealth Group, Inc.	1,979,000

Insurance - 2.0%
15,500	Berkshire Hathaway, Inc. *	2,440,320

Internet - 14.8%
3,499	Alphabet, Inc. - Class A *	2,652,382
4,000	Alphabet, Inc. - Class C *	3,103,520
7,000	Amazon.com, Inc. *	5,253,990
40,000	Facebook, Inc. *	4,736,800
13,000	Netflix, Inc. *	1,521,000
30,000	Twitter, Inc. *	554,700
		17,822,392
Machinery - Diversified - 0.9%
8,000	Cummins, Inc.	1,134,240

Media - 2.4%
15,000	Time Warner, Inc.	1,377,300
15,345	Walt Disney Co.	1,520,997
		2,898,297
Miscellaneous Manufacturing - 1.3%
50,000	General Electric Co.	1,538,000

Oil & Gas Producers - 5.6%
15,000	Apache Corp.	989,250
12,500	Chevron Corp.	1,394,500
14,750	ConocoPhillips	715,670
5,000	EOG Resources, Inc.	512,600
17,000	Exxon Mobil Corp.	1,484,100
20,000	Phillips 66	1,661,600
		6,757,720
Oil & Gas Services - 1.2%
10,000	Baker Hughes, Inc.	643,300
10,000	Schlumberger, Ltd.	840,500
		1,483,800

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

		Fair
Shares		Value
Pharmaceuticals - 6.2%
20,000	AmerisourceBergen Corp.	$1,559,800
15,000	Bristol-Myers Squibb Co.	846,600
15,000	Johnson & Johnson	1,669,500
27,900	Merck & Co, Inc.	1,707,201
52,000	Pfizer, Inc.	1,671,280
		7,454,381
Retail - 6.8%
10,000	Costco Wholesale Corp.	1,501,100
16,000	CVS Health Corp.	1,230,240
20,000	Dick’s Sporting Goods, Inc.	1,181,400
12,500	Domino’s Pizza, Inc.	2,100,500
10,000	Starbucks Corp.	579,700
22,500	Wal-Mart Stores, Inc.	1,584,675
		8,177,615
Software - 5.8%
27,500	Activision Blizzard, Inc.	1,006,775
15,000	Cerner Corp. *	746,700
50,000	Microsoft Corp.	3,013,000
30,000	salesforce.com, Inc. *	2,160,000
		6,926,475
		Fair
Shares		Value
Telecommunications - 0.2%
5,000	Verizon Communications, Inc.	$249,500

Transportation - 3.5%
11,500	FedEx Corp.	2,204,205
10,000	Union Pacific Corp.	1,013,300
9,000	United Parcel Service, Inc.	1,043,280
		4,260,785

TOTAL COMMON STOCK (Cost - $66,571,946)		114,020,996

MONEY MARKET FUND - 5.1%
6,175,193	BlackRock Liquidity TempCash
	Fund - Dollar Shares, 0.24% (a)	6,175,193
TOTAL MONEY MARKET FUND		6,175,193
(Cost - $6,175,193)

TOTAL INVESTMENTS - 99.9%
(Cost - $72,747,139)(b)		$120,196,189
Other assets less liabilities - 0.1%		42,195
TOTAL NET ASSETS - 100.0%		$120,238,384

*	Non-income producing security.

(a)	Variable rate yield; the coupon rate shown represents the rate as of November 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $72,747,139 and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$47,897,534
Unrealized Depreciation:	(448,484)
Net Unrealized Appreciation	$47,449,050

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2016

Principal		Fair
Amount		Value
CORPORATE BONDS - 57.2%
Aerospace / Defense - 2.3%
	Boeing Co.
$250,000	2.25%, due 6/15/2026	$234,642
	General Dynamics Corp.
500,000	2.25%, due 11/15/2022	494,186
	Lockheed Martin Corp.
500,000	3.35%, due 9/15/2021	518,816
	Rockwell Collins, Inc.
500,000	5.25%, due 7/15/2019	538,381
		1,786,025
Banks - 15.1%
	Bank of America Corp.
500,000	2.65%, due 4/1/2019	505,473
1,000,000	4%, due 1/22/2025	1,001,694
	BB&T Corp.
500,000	5.25%, due 11/1/2019	541,106
	Goldman Sachs Group, Inc.
500,000	3.625%, due 1/22/2023	512,671
500,000	2.9%, due 7/19/2018	507,641
	JPMorgan Chase & Co.
250,000	2.35%, due 1/28/2019	252,043
1,000,000	3.875%, due 9/10/2024	1,013,610
1,000,000	3.125%, due 1/23/2025	981,909
500,000	3.3%, due 4/1/2026	492,275
	Morgan Stanley
500,000	2.125%, due 4/25/2018	501,761
500,000	2.2%, due 12/7/2018	502,530
500,000	2.5%, due 1/24/2019	504,627
500,000	5.5%, due 7/28/2021	556,763
	US BanCorp.
500,000	3.6%, due 9/11/2024	512,099
500,000	3.1%, due 4/27/2026	489,651
	Wells Fargo & Co.
2,000,000	3.45%, due 2/13/2023	1,997,874
1,000,000	3%, due 2/19/2025	971,464
		11,845,191
Beverages - 0.6%
	Coca-Cola Co.
500,000	2.55%, due 6/1/2026	483,844

Biotechnology - 0.3%
	Amgen, Inc.
250,000	3.45%, due 10/1/2020	258,816

Chemicals - 3.2%
	Air Products & Chemicals, Inc.
500,000	3%, due 11/3/2021	516,216
500,000	2.75%, due 2/3/2023	497,971
	EI du Pont de Nemours & Co.
500,000	3.625%, due 1/15/2021	520,134
Principal		Fair
Amount		Value
Chemicals - 3.2% (Continued)
	EI du Pont de Nemours & Co.
$500,000	2.8%, due 2/15/2023	$492,905
	Praxair, Inc.
500,000	2.45%, due 2/15/2022	498,346
		2,525,572
Computers - 1.3%
	HP, Inc.
1,000,000	3.75%, due 12/1/2020	1,039,108

Diversified Financial Services - 0.3%
	Ameriprise Financial, Inc.
250,000	5.3%, due 3/15/2020	272,160

Electric - 1.6%
	Duke Energy Corp.
1,000,000	3.55%, due 9/15/2021	1,039,579
	Duke Energy Florida LLC
250,000	3.1%, due 8/15/2021	257,460
		1,297,039
Electrical Components & Equipment - 0.7%
	Emerson Electric Co.
500,000	4.875%, due 10/15/2019	542,012

Food - 1.3%
	Campbell Soup Co.
500,000	4.5%, due 2/15/2019	527,802
	Kroger Co./The
500,000	3.3%, due 1/15/2021	513,204
		1,041,006
Healthcare-Products - 0.7%
	Stryker Corp.
500,000	4.375%, due 1/15/2020	530,967

Healthcare-Services - 1.0%
	UnitedHealth Group, Inc.
250,000	4.7%, due 2/15/2021	271,902
500,000	1.625%, due 3/15/2019	498,517
		770,419
Household Products/Wares - 0.6%
	Kimberly-Clark Corp.
500,000	2.4%, due 3/1/2022	499,171

Insurance - 2.7%
	Aflac, Inc.
1,000,000	4%, due 2/15/2022	1,065,471
	American International Group, Inc.
1,000,000	3.9%, due 4/1/2026	1,016,871
		2,082,342

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

Principal		Fair
Amount		Value
Iron / Steel - 0.7%
	Nucor Corp.
$500,000	5.85%, due 6/1/2018	$529,915

Media - 0.3%
	Comcast Corp.
250,000	5.7%, due 7/1/2019	273,966

Miscellaneous Manufacturing - 0.6%
	General Electric Co.
500,000	3.1%, due 1/9/2023	509,482

Oil & Gas - 7.0%
	BP Capital Markets PLC
1,000,000	2.75%, due 5/10/2023	977,834
500,000	2.237%, due 5/10/2019	502,745
1,000,000	3.535%, due 11/4/2024	1,010,302
	Chevron Corp.
1,000,000	2.954%, due 5/16/2026	979,374
	EOG Resources, Inc.
1,000,000	4.1%, due 2/1/2021	1,053,509
	Occidental Petroleum Corp.
1,000,000	3.4%, due 4/15/2026	1,000,391
		5,524,155
Oil & Gas Services- 0.7%
	Schlumberger Investment SA
500,000	3.3%, due 9/14/2021	515,174

Pharmaceutical - 1.6%
	Merck & Co., Inc.
1,000,000	2.8%, due 5/18/2023	998,893
	Pfizer, Inc.
250,000	2.75%, due 6/3/2026	242,839
		1,241,732
Retail - 2.3%
	Lowe’s Cos, Inc.
1,000,000	4.625%, due 4/15/2020	1,072,483
	McDonald’s Corp.
500,000	2.625%, due 1/15/2022	499,143
	Target Corp.
250,000	2.50%, due 4/15/2026	237,930
		1,809,556
Semiconductors - 1.0%
	Intel Corp.
750,000	3.30%, due 10/1/2021	781,420

Software - 2.3%
	Oracle Corp.
200,000	5%, due 7/8/2019	216,023
1,000,000	3.625%, due 7/15/2023	1,043,519
500,000	3.4%, due 7/8/2024	510,210
		1,769,752
Principal		Fair
Amount		Value
Telecommunications - 8.0%
	AT&T, Inc.
$1,800,000	3%, due 2/15/2022	$1,787,130
1,000,000	3.6%, due 2/17/2023	1,002,790
	Cisco Systems, Inc.
1,000,000	3.5%, due 6/15/2025	1,040,958
	Verizon Communications, Inc.
500,000	4.6%, due 4/1/2021	537,612
1,000,000	5.15%, due 9/15/2023	1,108,741
500,000	4.15%, due 3/15/2024	525,061
	Vodafone Group PLC
250,000	4.375%, due 3/16/2021	266,093
		6,268,385
Transportation - 1.0%
	Union Pacific Corp.
500,000	2.75%, due 4/15/2023	499,217
	United Parcel Service, Inc.
250,000	3.125%, due 1/15/2021	259,731
		758,948
TOTAL CORPORATE BONDS
(Cost - $45,012,750)		44,956,157

U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.2%
Government Agencies - 39.2%
	Federal Farm Credit Bank
2,000,000	2.35%, due 8/14/2024	1,971,089
1,000,000	2.53%, due 12/26/2023	1,003,941
1,000,000	2.28%, due 10/30/2024	979,287
500,000	2.57%, due 5/11/2026	495,242
1,000,000	1.66%, due 9/17/2020	991,974
2,000,000	2.6%, due 5/26/2026	2,000,900
1,500,000	2.09%, due 9/8/2026	1,433,669
	Federal Home Loan Bank
2,000,000	2.5%, due 12/9/2022	2,045,699
1,000,000	1.875%, due 12/11/2020	1,005,989
1,000,000	2.25%, due 12/8/2023	998,349
500,000	2.375%, due 6/10/2022	509,518
1,000,000	2.625%, due 9/12/2025	1,010,108
1,000,000	2.6%, due 12/4/2025	996,225
500,000	2.7%, due 12/29/2025	502,399
500,000	2.875%, due 9/11/2020	521,750
1,000,000	3.125%, due 12/11/2020	1,049,381
2,000,000	2.795%, due 10/17/2023	2,058,113
500,000	2.375%, due 9/10/2021	508,720
1,000,000	2.0%, due 9/9/2022	1,003,652
250,000	2.0%, due 9/13/2019	253,807
500,000	3.0%, due 9/10/2021	523,391
	Federal Home Loan Mortgage Corp.
1,000,000	2.0%, due 11/30/2020	1,005,217
1,500,000	2.0%, due 12/10/2021	1,497,536

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2016

Principal		Fair
Amount		Value
Government Agencies - 39.2% (Continued)
	Federal National Mortgage Association
$2,000,000	2.125%, due 4/24/2026	$1,904,632
1,500,000	1.625%, due 11/27/2018	1,513,589
2,000,000	2.625%, due 9/6/2024	2,032,530
1,000,000	1.7%, due 11/13/2020	990,326
		30,807,033

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost - $31,390,211)		30,807,033
Fair
Shares	Value
MONEY MARKET FUND - 2.9%
BlackRock Liquidity TempCash
2,286,504	Fund - Dollar Shares, 0.24% (a)	$2,286,504
TOTAL MONEY MARKET FUND (Cost - $2,286,504)

TOTAL INVESTMENTS - 99.3%
(Cost - $78,689,465) (b)	$78,049,694
Other assets less liabilities - 0.7%	515,719
TOTAL NET ASSETS - 100.0%	$78,565,413

LLC - Limited Limited Company

PLC - Public Limited Company

(a)	Variable rate yield; the coupon rate shown represents the rate as of November 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $78,689,465 and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$472,404
Unrealized Depreciation:	(1,112,175)
Net Unrealized Appreciation	$(639,771)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2016

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $72,747,139 and $78,689,465 respectively)	$120,196,189	$78,049,694
Receivable for fund shares sold	2,989	1,339
Dividends and interest receivable	216,293	586,761
Prepaid expenses and other assets	6,076	6,486
Total Assets	120,421,547	78,644,280

LIABILITIES:
Accrued advisory fees	73,289	32,629
Payable for fund shares redeemed	44,946	6,815
Accrued trustee fees	3,551	820
Payable to related parties	23,990	9,984
Accrued expenses and other liabilities	37,387	28,619
Total Liabilities	183,163	78,867
Net Assets	$120,238,384	$78,565,413

NET ASSETS CONSIST OF:
Paid in capital	$70,272,475	$79,623,975
Accumulated net investment income	525,860	80,389
Accumulated net realized gain (loss) from investment transactions	1,990,999	(499,180)
Net unrealized appreciation (depreciation) on investments	47,449,050	(639,771)
Net Assets	$120,238,384	$78,565,413

Shares outstanding (unlimited number of shares authorized; no par value)	7,735,711	7,749,273

Net asset value, offering and redemption price per share ($120,238,384/7,735,711 and $78,565,413/7,749,273, respectively)	$15.54	$10.14

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2016

	Equity	Intermediate
	Growth Fund	Bond Fund
INVESTMENT INCOME:
Interest	$11,702	$1,985,763
Dividends	1,778,782	—
Total investment income	1,790,484	1,985,763

EXPENSES:
Investment advisory fees	920,401	401,178
Administration and fund accounting fees	176,406	137,328
Transfer agency fees	38,001	32,870
Legal fees	31,067	30,082
Audit fees	17,547	17,547
Trustees’ fees	16,917	11,031
Printing expense	15,043	8,028
Custody fees	14,511	9,320
Chief Compliance Officer fees	14,337	7,761
Registration and filing fees	12,034	12,034
Insurance expense	6,940	4,011
Miscellaneous expenses	518	2,006
Total expenses	1,263,722	673,196

Less: Advisory fee waiver (Note 3)	—	(12,946)
Net expenses	1,263,722	660,250

Net investment income	526,762	1,325,513

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	1,995,855	530,599
Net change in unrealized appreciation (depreciation) of investments	466,618	(890,949)
Net realized and unrealized gain (loss) on investments	2,462,473	(360,350)
Net increase in net assets resulting from operations	$2,989,235	$965,163

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2016	November 30, 2015

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$526,762	$430,876
Net realized gain from investment transactions	1,995,855	6,064,515
Net change in unrealized appreciation (depreciation)	466,618	766,240
Net increase in net assets resulting from operations	2,989,235	7,261,631

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.05 and $0.06 per share, respectively)	(430,539)	(481,115)
Distributions from net realized gains on investments ($0.74 and $1.05 per share, respectively)	(5,974,940)	(8,023,905)
Total distributions to shareholders	(6,405,479)	(8,505,020)

CAPITAL SHARE TRANSACTIONS (Note 4)	(6,053,409)	5,958,246

Net increase (decrease) in net assets	(9,469,653)	4,714,857

NET ASSETS:
Beginning of year	129,708,037	124,993,180

End of year (including undistributed net investment income of $525,860 and $430,175, respectively)	$120,238,384	$129,708,037

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2016	November 30, 2015

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$1,325,513	$1,175,522
Net realized gain from investment transactions	530,599	683,331
Net change in unrealized appreciation (depreciation)	(890,949)	(1,573,487)
Net increase in net assets resulting from operations	965,163	285,366

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.17 and $0.17 per share, respectively)	(1,318,863)	(1,157,256)

CAPITAL SHARE TRANSACTIONS (Note 4)	2,918,582	10,839,699

Net increase in net assets	2,564,882	9,967,809

NET ASSETS:
Beginning of year	76,000,531	66,032,722

End of year (including undistributed net investment income of $80,389 and $71,895, respectively)	$78,565,413	$76,000,531

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$16.00	$16.21	$14.77	$11.37	$10.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.06	0.06	0.06	0.10	0.11
Net realized and unrealized gains on investments	0.27	0.84	1.79	3.31	1.20
Total from investment operations	0.33	0.90	1.85	3.41	1.31

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.05)	(0.06)	(0.10)	(0.01)	(0.11)
Distribution from net realized gains from security transactions	(0.74)	(1.05)	(0.31)	—	—
Total distributions	(0.79)	(1.11)	(0.41)	(0.01)	(0.11)

Net asset value, end of year	$15.54	$16.00	$16.21	$14.77	$11.37

Total return (2)	2.33%	6.24%	12.93%	30.00%	12.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$120,238	$129,708	$124,993	$119,705	$103,358
Ratios to average net assets:
Expenses	1.03%	1.02%	1.03%	1.02%	1.06%
Net investment income	0.43%	0.36%	0.41%	0.80%	0.95%
Portfolio turnover rate	21%	28%	29%	41%	55%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$10.18	$10.31	$10.25	$10.57	$10.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.17	0.18	0.19	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.04)	(0.14)	0.06	(0.33)	0.33
Total from investment operations	0.13	0.04	0.25	(0.10)	0.57

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.17)	(0.17)	(0.19)	(0.22)	(0.24)
Total distributions	(0.17)	(0.17)	(0.19)	(0.22)	(0.24)

Net asset value, end of year	$10.14	$10.18	$10.31	$10.25	$10.57

Total return (2)	1.25%	0.42%	2.44%	(0.92)%	5.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$78,565	$76,001	$66,033	$60,442	$61,892
Ratios to average net assets:
Expenses, before waiver	0.84%	0.84%	0.88%	0.86%	0.91%
Expenses, after waiver	0.82%	0.81%	0.88%	0.86%	0.91%
Net investment income	1.65%	1.72%	1.85%	2.17%	2.28%
Portfolio turnover rate	31%	51%	25%	29%	24%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2016

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, and together with the Growth Fund, the “Funds”). The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Security Valuation – Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2016, in valuing the Funds’ assets carried at fair value.

North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock **	$114,020,996	$—	$—	$114,020,996
Money Market Fund	6,175,193	—	—	6,175,193
Total	$120,196,189	$—	$—	$120,196,189

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$44,956,157	$—	$44,956,157
U.S. Government Agency Obligations	—	30,807,033	—	30,807,033
Money Market Fund	2,286,504	—	—	2,286,504
Total	$2,286,504	$75,763,190	$—	$78,049,694

*	The Funds did not hold any Level 3 investments during the period.

**	See Schedule of Investments for industry classifications.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2013 to November 30, 2015, or expected to be taken in the Fund’s November 30, 2016 year-end tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions – The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions – Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. For the year ended November 30, 2016, the Adviser received advisory fees of $920,401 from the Growth Fund and $401,178 from the Bond Fund. The

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Advisor voluntarily waived 0.05% of the Advisory fee it receives from the Bond Fund for the period starting April 1, 2015 through March 31, 2016. For the year ended November 30, 2016, the Adviser waived $12,946 of its advisory fee. This amount waived is not subject to recoupment.

The Trust has entered into an Underwriting Agreement with Northern Lights Distributors, LLC (“the Distributor”) to serve as the principal underwriter for each Fund and distributor for each Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At November 30, 2016, there were an unlimited number of shares authorized with no par value. Paid in capital for the Growth Fund and Bond Fund amounted to $70,272,475 and $79,623,975, respectively.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Transactions in capital shares were as follows:

Growth Fund:

	For the year		For the year
	ended		ended
	November 30, 2016		November 30, 2015
	Shares	Amount	Shares	Amount

Shares sold	957,056	$13,834,911	1,135,386	$17,520,864
Shares issued for reinvestment of dividends	75,160	1,110,111	101,207	1,472,240
Shares redeemed	(1,401,715)	(20,998,431)	(841,971)	(13,034,858)
Net increase	(369,499)	$(6,053,409)	394,622	5,958,246

Bond Fund:

	For the year		For the year
	ended		ended
	November 30, 2016		November 30, 2015
	Shares	Amount	Shares	Amount

Shares sold	1,301,151	$13,428,290	1,913,249	$19,616,507
Shares issued for reinvestment of dividends	7,778	80,582	8,514	87,193
Shares redeemed	(1,022,475)	(10,590,290)	(863,792)	(8,864,001)
Net increase	286,454	$2,918,582	1,057,971	$10,839,699

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2016 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Growth Fund	Securities	Securities
Purchases	$23,861,830	$14,982,150	$12,344,540
Sales	$35,451,822	$14,506,522	$9,384,450

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2016 and fiscal year ended November 30, 2015 was as follows:

For the year ended November 30, 2016:

	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$604,535	$5,800,944	$6,405,479
Bond Fund	1,318,863	—	1,318,863

For the year ended November 30, 2015:

	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Growth Fund	$970,967	$7,534,053	$8,505,020
Bond Fund	1,157,256	—	1,157,256

On December 12, 2016, the Growth Fund paid an ordinary income dividend of $0.0681 per share and a long-term capital gain dividend of $0.2583 per share to shareholders of record on December 9, 2016.

On December 29, 2016, the Bond Fund paid an ordinary income dividend of $0.0250 per share to shareholders of record on December 28, 2015.

As of November 30, 2016, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Capital Loss	Unrealized	Total
	Ordinary	Long-Term		Carry	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	(Depreciation)	Earnings
Growth Fund	$525,860	$1,990,999	$—	$—	$47,449,050	$49,965,909
Bond Fund	80,389	—	—	(499,180)	(639,771)	(1,058,562)

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax deferral of losses on wash sales.

As of November 30, 2016, the Bond Fund had unused capital loss carry forwards of $499,180 available, for federal income tax purposes, to offset future capital gains. Such capital loss carry forwards expire on November 30, 2017. The Bond Fund utilized $530,599 in capital losses in the current fiscal year.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and the reclass of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended November 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Growth Fund	$—	$(538)	$538
Bond Fund	(1,844)	1,844	—

NOTE 7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of November 30, 2016, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 88% of the voting securities of the Growth Fund and approximately 96% of the Bond Fund.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of The North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds, comprising North Country Equity Growth Fund and North Country Intermediate Bond Fund (the “Funds”), as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The North Country Funds as of November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 26, 2017

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of The North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
John E. Arsenault* c/o Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Age: 69	Trustee since 2009	Retired (2013-Present); President, North Country Investment Advisers, Inc. (2012 – 2013; 2000-2011); Retired (2011- 2012); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009).
Thomas L. Hoy** Age: 67	Trustee since 2015	Consultant and Chairman of the Board, Arrow Financial Corp. and Glen Falls National Bank (2005-Present); President and Chief Executive Officer, Arrow Financial Corp. and Glen Falls National Bank (1997-2012); Director, New York Business Development Corp. (2012-Present); Chairman of the Board, AAA Northway (travel insurance and auto services) (1990- Present)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 78	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 72	Chairman of the Board since 2009 and Trustee Since 2000	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 77	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 61	Trustee since 2004	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie CPA PC (1978- 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective October 1, 2008).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited) (Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110 Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
James R. Colantino Age: 47	President since 2012	Senior Vice President – Fund Administration (2012- Present); Vice President (2004-2012); Gemini Fund Services, LLC. Treasurer (2006-2012), North Country Funds.
Colleen A. Murray Age: 45	AML Compliance Officer since 2013	Assistant Vice President (2010-Present); SNB Bank Secrecy Act Officer/GFN/BSA Specialist (2009 -Present); Assistant Compliance and Training Officer/BSA Specialist (2004-2009), Glens Falls National Bank & Trust Co.
Michael J. Wagner Age: 66	Chief Compliance Officer since 2006	President (2006- Present); Chief Operating Officer (2004 to present), Northern Lights Compliance Services, LLC (formerly known as Fund Compliance Services, LLC);Vice President of Blu Giant LLC (formerly GemCom, LLC) (2004- present)
Rose Anne Casaburri Age: 64	Secretary since 2001	Chief Paralegal, Gemini Fund Services, LLC. (2001- Present).
Harris Cohen Age: 35	Treasurer since 2012	Assistant Vice President of Fund Administration (2016 – Present); Manager of Fund Administration (2011-2016); Senior Fund Administrator (2005-2011), Gemini Fund Services, LLC

*	John E. Arsenault is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act because prior to May 1, 2013 he was an officer of The North Country Funds’ investment adviser.

**	Mr. Hoy is an “interested person” because of his position with Arrow Financial Corp., the parent holding company of the Adviser and GFNB.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2016 and held until November 30, 2016.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(6/1/16)	(11/30/16)	(Annualized)	(6/1/16 – 11/30/16)
Equity Growth Fund
Actual	$1,000.00	$1,046.50	1.03%	$5.29
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.83	1.03%	$5.22
Intermediate Bond Fund
Actual	$1,000.00	$ 986.50	0.82%	$4.09
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.89	0.82%	$4.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 366 days.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 26, 2016, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ Administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser. The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed the Adviser’s compliance program. They also discussed the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance compared to its benchmark and an arithmetic average of the total return of the thirty largest funds in each Fund’s Lipper category. The Trustees noted that the Bond Fund had outperformed its Lipper category average for the 1-year period ended December 31, 2015 and had underperformed its Lipper category average for the 3-, 5- and 10-year periods ended December 31, 2015. The Trustees also noted that the Bond Fund performed in-line with the Barclays U.S. Aggregate Bond Index (the “Barclays Index”) and underperformed its former index, the Bank of America Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index (the “BofA Index”), for the 1-year period; underperformed the Barclays Index and its former BofA Index for the 3-year period; underperformed the Barclays Index and was in-line with its former BofA Index for the 5-year period; and

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

underperformed both indexes for the 10-year period. When evaluating the Bond Fund’s more recent performance, the Trustees took into account that the Bond Fund’s portfolio had been slightly altered when the Fund’s benchmark was changed to the Barclays Index on April 1, 2015. The Trustees noted that the Growth Fund had outperformed its Lipper category average and its benchmark for the 1-year period and, for the 3- and 5-year periods, the Growth Fund outperformed its Lipper category average and slightly underperformed its benchmark. The Trustees further noted that for the 10-year period, the Growth Fund underperformed or was in-line with its Lipper category average and benchmark. The Trustees considered that the Funds’ performance reflects, in part, the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Bond Fund’s effective management fee was above average relative to the Peer Group, while net expenses as of November 30, 2015 were below the median and higher than the average for the Peer Group. The Trustees also noted that the Growth Fund’s effective management fee and net expenses as of November 30, 2015 were both higher than the average for the Peer Group. The Trustees considered that the Adviser’s voluntary waiver of 0.05% of its advisory fees for the Bond Fund would expire at the end of March. Overall, the Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. The Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund nears $500 million. The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

Rev July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange

Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2016, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below. The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

FY 2016 $ 26,000

FY 2015 $ 26,000

(b)	Audit-Related Fees

FY 2016 $ 0

FY 2015 $ 0

(c)	Tax Fees

FY 2016 $ 5,000

FY 2015 $ 5,000

(d)	All Other Fees

FY 2016 $ 0

FY 2015 $ 0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2016.

(f)        During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

	Registrant	Adviser
FY 2016	$5,000	$0
FY 2015	$5,000	$0

(h)        Not applicable. All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2016.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases . Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, President

Date 2/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, President

Date 2/6/17

By (Signature and Title)

/s/ Harris Cohen

Harris Cohen, Treasurer

Date 2/6/17